EXHIBIT 10.5



                                    EXHIBIT I
                                PLEDGE AGREEMENT

         This Pledge Agreement, dated April 12, 2002, is delivered pursuant to
Section 6(b) of the Pledge Agreement referred to below. The undersigned hereby agrees that this Pledge Agreement may be attached to the Pledge Agreement dated April 1, 1999, between the undersigned and Credit Suisse First Boston, as Secured Party (the "PLEDGE AGREEMENT," capitalized terms defined therein being used herein as therein defined), and that the Pledged Shares listed on this Pledge Agreement shall be deemed to be part of the Pledged Shares and shall become part of the Pledged Collateral and shall secure all of the Secured Obligations.

                                        EXPRESS SCRIPTS, INC.



                                        By: /S/ GEORGE PAZ
                                            ----------------------------------
                                             George Paz, Senior Vice President


                         CLASS OF   STOCK CERTIFICATE    PAR VALUE    NUMBER OF
    STOCK ISSUER          STOCK            NOS.                        SHARES
--------------------------------------------------------------------------------

National Prescription    Common
Administrators, Inc.

                                    EXHIBIT I
                                PLEDGE AGREEMENT

         This Pledge Agreement, dated April 12, 2002, is delivered pursuant to
Section 6(b) of the Pledge Agreement referred to below. The undersigned hereby agrees that this Pledge Agreement may be attached to the Pledge Agreement dated April 1, 1999, between the undersigned and Credit Suisse First Boston, as Secured Party (the "PLEDGE AGREEMENT," capitalized terms defined therein being used herein as therein defined), and that the Pledged Shares listed on this Pledge Agreement shall be deemed to be part of the Pledged Shares and shall become part of the Pledged Collateral and shall secure all of the Secured Obligations.

                                            EXPRESS SCRIPTS, INC.



                                            By:/S/ GEORGE PAZ
                                               ---------------------------------
                                               George Paz, Senior Vice President



                                       STOCK
                         CLASS OF   CERTIFICATE    PAR VALUE        NUMBER OF
    STOCK ISSUER          STOCK         NOS.                          SHARES
--------------------------------------------------------------------------------

Express Scripts Canada    Common         1           $1.00             100
 Holding Co.

ESI Realty, LLC         Membership      N/A           N/A         100% Interest
                         Interest

ESI Airport             Membership      N/A           N/A         100% Interest
 Properties, LLC         Interest

Phoenix Marketing       Membership      N/A           N/A         100% Interest
 Group, LLC              Interest